Thornburg Limited Term Municipal Fund California Portfolio

Annual Report
JUNE 30, 2001

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Thornburg Limited Term Municipal Fund California Portfolio
All data as of 6.30.01

Fund facts   Thornburg Limited Term Municipal Fund California Portfolio
                            Thornburg          Thornburg       Thornburg
                          Limited Term       Limited Term    Limited Term
                          Muni Fund CA       Muni Fund CA    Muni Fund CA
                           A Shares            C Shares        I Shares
SEC Yield                    2.97%             2.60%            3.36%
Taxable Equiv. Yields        5.42%             4.75%            6.19%
NAV                         $12.79            $12.80           $12.79
Max. Offering Price         $12.98            $12.80           $12.79


Total returns   (Annual Average - After Subtracting Maximum Sales Charge)
One Year                     4.42%             5.49%            6.28%
Three Year                   3.47%             3.58%            4.38%
Five Year                    4.30%             4.19%             N/A
Ten Year                     5.02%              N/A              N/A
Since Inception              5.51%             4.30%            4.97%
Inception Date              2.19.87           9.1.94            4.1.97

Taxable equivalent yields assume a 39.6% marginal federal tax rate and a 9.30% state of California marginal tax rate. Portions of the income of the fund may be subject to the alternative minimum tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 1.50%.
The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
Dear Fellow Shareholder:

I am pleased to present the Annual Report for the California Portfolio of Thornburg Limited Term Municipal Fund. The net asset value of the A shares increased by 20 cents to $12.79 during the year ending June 30, 2001. If you were with us for the entire period, you received dividends of 54.2 cents per share. If you reinvested dividends, you received 55.3 cents per share. Investors who owned C shares received dividends of 49.1 and 50.0 cents per share respectively.

I am pleased to present the Annual Report for the California Portfolio of Thornburg Limited Term Municipal Fund. The net asset value of the I shares increased by 19 cents to $12.79 during the year ending June 30, 2001. If you were with us for the entire period, you received dividends of 58.6 cents per share. If you reinvested dividends, you received 59.8 cents per share.

During the year 2000, falling interest rates drove up the price of most municipal bonds. In general, bonds with the longest maturities benefited the most, while the value of short-term bonds hardly moved. So far in 2001 the environment has reversed: most of the interest rate decline has happened in earlier maturities. This has lifted the prices of shorter-term bonds the most, while prices of most long-term bonds are substantially unchanged. The laddering of bond maturities, which we employ in the Thornburg Limited Term Municipal Fund, has served the fund well in both markets, as different parts of the portfolio benefited from each environment.

We now have the steepest municipal bond yield curve since early 1994. There is a 2.45% yield difference between a one-year and a twenty-year AAA municipal bond. Intermediate bonds benefit from a steep yield curve. In a stable interest rate environment, they tend to rise in value as they move closer to maturity.

Since the beginning of the year, yields on money market funds have dropped significantly. As of July 19th, the average taxable money market fund was yielding 3.37%. If you are an investor in the 35% federal tax bracket, that leaves you with only 1.99% after state and federal taxes! To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of 119 municipal obligations of California issuers. Approximately 96% of the bonds are rated A or better by one of the major rating agencies. Today, your fund's weighted average maturity is 4.5 years. We always keep it below 5 years. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

                       % of portfolio       Cumulative %
                       maturing within    maturing by end of
                        1 years = 20%       year 1 = 20%
                   1 to 2 years = 15%       year 2 = 35%
                   2 to 3 years = 9%        year 3 = 44%
                   3 to 4 years = 5%        year 4 = 49%
                   4 to 5 years = 7%        year 5 = 56%
                   5 to 6 years = 11%       year 6 = 67%
                   6 to 7 years = 6%        year 7 = 73%
                   7 to 8 years = 3%        year 8 = 76%
                   8 to 9 years = 9%        year 9 = 85%
                  9 to 10 years = 10%      year 10 = 95%

At 6/30/01. Portfolio holdings can and do vary over time.

A recent Standard & Poors' report on municipal credit quality showed that for the 21st consecutive quarter, rating upgrades surpassed downgrades. This is in stark contrast to the corporate bond market where rating downgrades are outpacing rating upgrades by more than 2 to 1, and default rates are hitting levels not seen since 1991. We believe that as the economic slowdown shows up in slow or no tax revenue growth for many municipalities, they will feel the pinch as well.

California has had to spend over $8 billion of General Fund balances to purchase power in place of the state's three largest investor owned utilities. Meanwhile, the Governor has projected that tax revenues will be over $5 billion short of original projections due to declining capital gains and stock option earnings. The state will probably succeed in shifting the burden of the power purchases to consumers, but the reduced tax receipts are likely to continue. We believe that the state will eventually return to strong financial health, but that the process will take several years. We have therefore positioned the fund with very high credit quality.

Municipal bond issuance is up 39% in the first half of 2001 over year ago levels. The large supply has generally been met with strong demand, but occasionally demand has been somewhat weaker. We have been able to take advantage of these imbalances to find some attractive investment opportunities. As we have moved into the summer months, lighter issuance has combined with a slowing economy to make those opportunities somewhat scarcer. There is a very large municipal bond calendar expected this fall headlined by a $12 billion plus California bond issue. We expect the increased supply to bring us a more generous buying environment at that time.

Equity investors, by and large, are having another difficult year. In a slowing economy, we expect long-ignored investment grade bonds to increase in popularity with investors. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. The A and C shares of the fund received a 5-star and 4-star Morningstar Overall Rating(TM) for risk-adjusted performance for the period ended 6/30/2001, respectively.

Thank you for investing in the California Portfolio of Thornburg Limited Term Municipal Fund.





George Strickland
Portfolio Manager

Past performance cannot guarantee future results.

(C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess risk for return. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten year (if applicable) Morningstar RatingTM metrics. Thornburg Limited Term Municipal Fund - California Portfolio was rated against the following numbers of U.S.-domiciled municipal bond funds over the following time periods:
1681 funds in the last three years, 1450 funds in the last five years, and 455 funds in the last ten years. With respect to these municipal bond funds, Thornburg Limited Term Municipal Fund - California Portfolio received a Morningstar RatingTM of five stars, five stars and five stars for the 3, 5 and 10 year periods respectively. Morningstar RatingTM is for the A share class only; other classes may have different performance characterisitics.

Statement of assets and liabilities
Thornburg Limited Term Muni Fund, Inc. - California Portfolio   June 30, 2001

ASSETS ....................................................
Investments at value (cost $95,213,548)                      $  98,758,143
Cash ......................................................        578,192
Receivable for investments sold ...........................        718,800
Receivable for fund shares sold ...........................        468,705
Interest receivable .......................................      1,518,973
Prepaid expenses and other assets .........................          2,271
         Total Assets .....................................    102,045,084

LIABILITIES
Payable for fund shares redeemed ..........................        158,221
Accounts payable and accrued expenses .....................        127,514
Payable to investment advisor (Note 3) ....................         50,331
Dividends payable .........................................         99,622
         Total Liabilities ................................        435,688

NET ASSETS ................................................   $101,609,396

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($89,696,930
applicable to 7,015,300 shares of beneficial interest
outstanding - Note 4) .....................................  $      12.79

Maximum sales charge, 1.50% of offering
price (1.52% of net asset value per share) ................          0.19
Maximum Offering Price Per Share ..........................  $      12.98

Class C Shares:
Net asset value and offering price per share ($6,391,881
applicable to 499,451 shares of beneficial interest
outstanding - Note 4) .....................................  $      12.80

Class I Shares:
Net asset value, offering and redemption price per share
($5,520,585 applicable to 431,486 shares of beneficial
interest outstanding - Note 4) ............................  $      12.79



See notes to financial statements.

Statement of operations
Thornburg Limited Term Muni Fund, Inc.-Cal Portfolio Year Ended June 30, 2001 INVESTMENT INCOME:
Interest income (net of premium amortized of $479,753)      $   5,234,596

EXPENSES:
Investment advisory fees (Note 3) .........................       498,398
Administration fees (Note 3)
         Class A Shares ...................................       109,134
         Class C Shares ...................................         8,383
         Class I Shares ...................................         2,833
Distribution and service fees (Note 3)
         Class A Shares ...................................       218,268
         Class C Shares ...................................        67,073
Transfer agent fees (Note 3)
         Class A Shares ...................................        52,853
         Class C Shares ...................................        17,566
         Class I Shares ...................................        17,707
Custodian fees ............................................        67,130
Registration and filing fees ..............................           878
Professional fees .........................................        15,159
Accounting fees ...........................................         7,243
Director fees .............................................         5,882
Other expenses ............................................        17,448

                  Total Expenses ..........................     1,105,955
Less:
         Expenses reimbursed by investment advisor (Note 3)       (81,995)
         Distribution and service fees waived (Note 3) ....       (25,160)

                  Net Expenses ............................       998,800

                  Net Investment Income ...................     4,235,796

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (Note 5)
Net realized gain on investments sold .....................       112,812
Increase in unrealized appreciation of investments ........     1,398,687

                  Net Realized and Unrealized
                  Gain on Investments .....................     1,511,499

                  Net Increase in Net Assets Resulting
                  From Operations .........................   $ 5,747,295


See notes to financial statements.

Statement of changes in net assets
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio
                                                                           Year Ended        Year Ended
                                                                         June 30, 2001     June 30, 2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................................   $   4,235,796    $   5,099,488
Net realized gain (loss) on investments sold .........................         112,812         (512,176)
Increase (Decrease) in unrealized appreciation of investments ........       1,398,687       (1,124,684)

                  Net Increase in Net Assets Resulting from Operations       5,747,295        3,462,628

DIVIDENDS TO SHAREHOLDERS: ...........................................
From net investment income
         Class A Shares ..............................................      (3,716,463)      (4,354,634)
         Class C Shares ..............................................        (258,679)        (296,223)
         Class I Shares ..............................................        (260,654)        (448,631)

FUND SHARE TRANSACTIONS (Note 4): ....................................
         Class A Shares                                                     (1,660,820)     (22,446,640)
         Class C Shares ..............................................      (1,122,503)        (382,747)
         Class I Shares ..............................................        (357,750)      (6,745,818)

                  Net Decrease in Net Assets .........................      (1,629,574)     (31,212,065)

NET ASSETS: ..........................................................
         Beginning of year                                                 103,238,970      134,451,035

         End of year .................................................   $ 101,609,396    $ 103,238,970






See notes to financial statements.

Notes to financial statements
Thornburg Limited Term Muni Fund, Inc. - California Portfolio    June 30, 2001

Note 1 - Organization
Thornburg Limited Term Municipal Fund, Inc. (the "Fund") was incorporated in Maryland on February 14, 1984. The Fund was reorganized in 1986 as a series investment company with separate investment portfolios. The current portfolios are as follows: National Portfolio and California Portfolio (the "Portfolio"). The Fund is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to obtain as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. In addition, the California Portfolio will invest primarily in Municipal Obligations originating in California with the object of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.
The Portfolio currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Portfolio may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Portfolio are limited to distribution fees, administrative fees, and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining the net asset value of the Portfolio, the Fund utilizes an independent pricing service approved by the Board of Directors. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Portfolio are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.
Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required. Dividends paid by the Portfolio for the year ended June 30, 2001 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Portfolio, on a when-issued basis, the Portfolio will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Portfolio of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Portfolio's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Portfolio is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Portfolio at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash.
Net capital gains, to the extent available, will be distributed at least annually.
General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. Use of
Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended June 30, 2001, these fees were payable at annual rates ranging from 1/2 of 1% to 9/40 of 1% of the average daily net assets of the Portfolio. The Fund also has entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Portfolio's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended June 30, 2001, the Adviser voluntarily reimbursed certain class specific transfer agent and administrative fees of $47,958 for Class A, $15,385 for Class C, and $18,652 for Class I, respectively.
The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Portfolio shares. For the year ended June 30, 2001 the Distributor has advised the Portfolio that it earned commissions aggregating $1,217 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,387 from redemptions of Class C shares of the Portfolio.
Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Portfolio for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Portfolio's shares.
The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Portfolio's Class C shares, under which the Fund can compensate the Distributor for services in promoting the sale of Class C shares of the Portfolio at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Portfolio under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended June 30, 2001 are set forth in the statement of operations.
Certain officers and directors of the Fund are also officers and /or directors of the Adviser and the Distributor. The compensation of unaffiliated directors is borne by the Fund. Note 4 - Shares of Beneficial Interest At June 30, 2001, there were an unlimited number of shares of beneficial interest authorized and capital paid-in aggregated $99,267,318. Transactions in shares of beneficial interest were as follows:

                                                  Year Ended June 30, 2001          Year Ended June 30, 2000
Class A Shares                                     Shares         Amount           Shares         Amount
Shares sold ....................                   961,071    $ 12,244,958         615,512    $  7,748,226
Shares issued to shareholders in
reinvestment of distributions                      201,593       2,564,998         245,252       3,090,680
Shares repurchased .............                (1,296,268)    (16,470,776)     (2,641,614)    (33,285,546)

Net Decrease ...................                  (133,604)   $ (1,660,820)     (1,780,850)   $(22,446,640)

Class C Shares
Shares sold ....................                    44,817    $    573,681          95,296    $  1,206,569
Shares issued to shareholders
in reinvestment of distributions                    14,641         186,407          17,330         218,603
Shares repurchased .............                  (147,964)     (1,882,591)       (143,131)     (1,807,919)

Net Decrease ...................                   (88,506)   $ (1,122,503)        (30,505)   $   (382,747)

Class I Shares
Shares sold ....................                    91,218    $  1,161,295         213,006    $  2,694,520
Shares issued to shareholders in
reinvestment of distributions                       18,891         240,449          34,055         429,755
Shares repurchased .............                  (138,510)     (1,759,494)       (785,126)     (9,870,093)

Net Decrease ...................                   (28,401)   $   (357,750)       (538,065)   $ (6,745,818)

Note 5 - Securities Transactions
For the year ended June 30, 2001, the Portfolio had purchase and sale transactions (excluding short-term securities) of $14,852,907 and $27,522,793, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At June 30, 2001, net unrealized appreciation was $3,544,595, resulting from gross unrealized appreciation of $3,574,190 and $29,595 gross unrealized depreciation.
Accumulated net realized losses from security transactions included in net assets at June 30, 2001 aggregated $1,202,517. At June 30, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
         2002     $          313,880
         2003                 94,424
         2004                373,652
         2008                205,990
         2009                214,571
                  $        1,202,517


FINANCIAL HIGHLIGHTS
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio
                                                                                    Year Ended June 30:
                                                                 2001          2000       1999       1998        1997
CLASS A SHARES:
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $       12.59  $      12.75  $   12.90  $   12.75  $    12.64
Income from investment operations:
         Net investment income .......................            0.54          0.54       0.53       0.55        0.57
         Net realized and unrealized
         gain (loss) on investments ..................            0.20         (0.16)     (0.15)      0.15        0.11
Total from investment operations .....................            0.74          0.38       0.38       0.70        0.68
Less dividends from:
         Net investment income .......................           (0.54)        (0.54)     (0.53)     (0.55)      (0.57)
Change in net asset value ............................            0.20         (0.16)     (0.15)      0.15        0.11
Net asset value, end of year .........................   $       12.79  $      12.59  $   12.75  $   12.90  $    12.75

TOTAL RETURN (a) .....................................            6.00%         3.10%      2.97%      5.57%       5.47%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
         Net investment income .......................            4.26%         4.28%      4.11%      4.25%       4.47%
Expenses, after expense reductions ...................            0.99%         0.99%      0.99%      1.00%       1.00%
         Expenses, before expense reductions .........            1.05%         1.01%      1.02%      1.04%       1.03%
Portfolio turnover rate ..............................           15.45%        21.34%     21.71%     21.21%      20.44%
Net assets at end of year (000) .....................    $       89,697 $      90,035 $  113,835 $  122,231 $    94,253



(a) Sales loads are not reflected in computing total return.



                                                                                   Year Ended June 30:
                                                               2001          2000          1999          1998          1997
CLASS C SHARES:
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $      12.61  $      12.76  $      12.91  $      12.76  $      12.65
Income from investment operations:
                  Net investment income ..............           0.49          0.49          0.48          0.50          0.52
Net realized and unrealized
                  gain (loss) on investments .........           0.19         (0.15)        (0.15)         0.15          0.11
Total from investment operations .....................           0.68          0.34          0.33          0.65          0.63
Less dividends from:
                  Net investment income ..............          (0.49)        (0.49)        (0.48)        (0.50)        (0.52)

Change in net asset value ............................           0.19         (0.15)        (0.15)         0.15          0.11

Net asset value, end of year .........................   $      12.80  $      12.61  $      12.76  $      12.91  $      12.76

TOTAL RETURN (a) .....................................           5.49%         2.73%         2.56%         5.14%         5.06%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
                  Net investment income ..............           3.86%         3.88%         3.70%         3.85%         4.06%
Expenses, after expense reductions ...................           1.40%         1.40%         1.40%         1.40%         1.40%
Expenses, before expense reductions ..................           2.01%         1.94%         1.92%         1.97%         2.15%
Portfolio turnover rate ..............................          15.45%        21.34%        21.71%        21.21%        20.44%
Net assets at end of year (000) .....................    $       6,392 $       7,411 $       7,892  $     7,843  $      5,882


(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.



                                                                               Year Ended June 30,
                                                                2001         2000            1999         1998         1997(a)
CLASS I SHARES:
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $      12.60  $      12.75  $       12.90  $      12.75  $      12.64

Income from investment operations:
                  Net investment income ..............           0.59          0.58           0.58          0.59          0.15
                  Net realized and unrealized
                  gain (loss) on investments .........           0.19         (0.15)         (0.15)         0.15          0.11

Total from investment operations .....................           0.78          0.43           0.43          0.74          0.26
Less dividends from:
                  Net investment income ..............          (0.59)        (0.58)         (0.58)        (0.59)        (0.15)

Change in net asset value ............................           0.19         (0.15)         (0.15)         0.15          0.11

Net asset value, end of year .........................   $      12.79  $      12.60  $       12.75  $      12.90  $      12.75

TOTAL RETURN (c) .....................................           6.28%         3.50%          3.33%         5.93%         2.07%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
                  Net investment income ..............           4.60%         4.60%          4.45%         4.60%         4.77%(b)
                  Expenses, after expense reductions .           0.65%         0.65%          0.65%         0.65%         0.63%(b)
                  Expenses, before expense reductions            0.98%         0.79%          0.78%         0.92%         1.32%(b)

Portfolio turnover rate ..............................          15.45%        21.34%         21.71%        21.21%         20.44%

Net assets at end of year (000) .....................$          5,520  $      5,793   $     12,724   $     8,284   $      3,949


(a)  Sales of Class I shares commenced on April 1, 1997.
(b)  Annualized
(c)  Not annualized for periods less than one year.


Schedule of Investments
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio       June 30, 2001
CUSIPS: Class A - 532-723-202, Class C - 532-723-707, Class I - 532-723-889
NASDAQ Symbols: Class A - LTCAX, Class C - LTCCX, Class I - LTCIX

820,000                       Alameda County Certificates of Participation, 6.25% due 6/1/2006,      A2/NR           $862,960
                              pre-refunded 6/1/02
295,000                       Alum Rock Union Elementary School District General Obligation          Aaa/AAA         354,501
                              Refunding Bonds, 8.00% due 9/1/2006 (Insured: FGIC)
380,000                       Alum Rock Union Elementary School District General Obligation          Aaa/AAA         465,637
                              Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)
1,000,000                     Berkeley Health Facility Revenue, 6.55% due 12/1/2022, pre-refunded    A2/A+           1,072,880
                              12/1/02 (Alta Bates Medical Center Project)
1,805,000                     California Educational Facilities Authority Revenue, 5.60% due         Aa1/AA+         1,868,229
                              10/1/2002 (U.S.C. Project)
160,000                       California Educational Facilities Authority Revenue, 6.10% due         Baa2/NR         170,665
                              6/1/2008 (Keck Graduate Institute Project)
170,000                       California Educational Facilities Authority Revenue, 6.10% due         Baa2/NR         181,528
                              6/1/2009 (Keck Graduate Institute Project)
500,000                       California Educational Facilities Authority Revenue Series 1993,       A1/NR           521,030
                              5.15% due 9/1/2003 (Santa Clara University Project)
700,000                       California Health Facilities Financing Revenue, 6.40% due 10/1/2005    Aa3/AA-         734,965
500,000                       California HFA Revenue, 5.30% due 5/15/2004 (Downey Community          NR/BBB+         507,960
                              Hospital Project)
670,000                       California HFA Revenue Series 1985-B, 9.875% due 2/1/2017              Aa2/AA-         685,497
1,000,000                     California HFA Secured Revenue Series 1991, 6.65% due 9/1/2001 (Good   Ba1/BBB-        1,001,920
                              Samaritan Hospital Project)
5,000                         California HFA Single Family Mortgage Revenue Series 1982-A, 10.00%    Aa2/AA-         5,003
                              due 2/1/2002
1,220,000                     California Infrastructure & Economic, 5.35% due 12/1/2009 (American    NR/A            1,266,848
                              Center For Wine Food Arts Project; Insured: ACA)
2,650,000                     California Pollution Control Solid Waste Authority, 6.75% due          Aaa/NR          3,043,710
                              7/1/2011 (ETM)
350,000                       California Rural HMFA Single Family Mortgage Revenue, 5.25% due        NR/AAA          364,479
                              6/1/2010
185,000                       California Rural HMFA Single Family Mortgage Revenue, 5.65% due        NR/AAA          194,868
                              6/1/2010 (Collateralized: GNMA/FNMA)
500,000                       California State, 6.40% due 2/1/2006 (Insured: MBIA)                   Aaa/AAA         557,815
2,000,000                     California State, 7.50% due 10/1/2007 (Insured: MBIA)                  Aaa/AAA         2,391,180
1,500,000                     California State, 5.50% due 3/1/2012, pre-refunded 3/1/04              Aaa/AAA         1,563,120
300,000                       California State General Obligation, 6.75% due 5/1/2002                Aa3/A+          309,462
500,000                       California State General Obligation, 9.50% due 5/1/2003                Aa3/A+          553,410
1,000,000                     California State General Obligation, 9.50% due 2/1/2010                Aa3/AA-         1,339,720
5,000                         California State Public Works High Technology, 7.375% due 4/1/2006     Aa2/AA-         5,452
1,000,000                     California State Refunding, 5.75% due 10/1/2010                        Aa3/A+          1,093,700
23,442                        California State Veterans General Obligation Amortizing Coupon         NR/NR           24,035
                              M-COATES, 7.30% due 10/1/2001
1,000,000                     California Statewide Community Development Authority Certificate of    NR/NR           1,067,700
                              Participation, 5.90% due 4/1/2009, pre-refunded 4/1/03
380,000                       California Statewide Community Development Authority Insured Health    NR/AAA          388,691
                              Facilities Revenue Series 1992, 6.40% due 5/1/2002 Certificate of
                              Participation (Eskaton Properties Incorporated Phase II Project)
                              (ETM)
1,000,000                     California Statewide Community Development Authority Insured Health    NR/NR           1,082,520
                              Facility Revenue Series 1996-A, 6.00% due 9/1/2004 (San Gabriel
                              Medical Center Project)
595,000                       California Statewide Community Development Authority Revenue, 5.125%   Aaa/AAA         633,699
                              due 6/1/2008 (Louisiana Orthopaedic Hospital Foundation Project;
                              Insured: AMBAC)
1,000,000                     California Statewide Community Development Authority Solid Waste       NR/BBB          1,002,990
                              Revenue, 4.95% due 4/1/2011 (Disposal Waste Management Incorporated
                              Project)
1,390,000                     California Veteran Affairs Home Purchases Revenue Series A, 6.55%      Aa2/AA-         1,394,698
                              due 8/1/2001 (ETM)
1,000,000                     Capistrano Unified School District Number 92-1 Community Facilities    NR/NR           1,171,990
                              District Special Tax, 7.10% due 9/1/2021, pre-refunded 9/1/07
205,000                       Central Valley School Districts Financing Authority, 0% due 2/1/2007   Aaa/AAA         163,934
                              (Insured: MBIA)
1,000,000                     Coalinga Certificates of Participation, 7.00% due 4/1/2010             NR/A            1,019,080
1,000,000                     Duarte Certificates of Participation, 6.25% due 4/1/2023,              Baa2/AAA        1,075,900
                              pre-refunded 4/1/03 (Hope National Medical Center Project)
3,015,000                     Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A,   NR/AAA          3,097,340
                              5.40% due 1/1/2027, put 7/1/07 (Terrace Gardens Project;
                              Collateralized: FNMA)
280,000                       Foothill De Anza Community College District Certificates of            NR/A-           288,758
                              Participation, 7.35% due 3/1/2007, pre-refunded 9/1/03
400,000                       Fresno County Housing Authority Multifamily Revenue Refunding Series   NR/AAA          408,272
                              A, 4.90% due 11/1/2027, mandatory put 11/1/07 (Housing Creek Park
                              Apartments Project)
575,000                       Hawaiian Gardens California Redevelopment Agency Refunding, 5.50%      NR/BBB+         603,888
                              due 12/1/2008
1,000,000                     Hawaiian Gardens Redevelopment Agency Project Tax Allocation, 0% due   NR/BBB-         374,340
                              12/1/2016
635,000                       Inglewood Certificates of Participation, 6.80% due 8/1/2001            Baa3/BBB        637,286
547,000                       Irvine Improvement Bond Act 1915 Adjusted Assessment District, 3.10%   VMIG1/A-1       547,000
                              due 9/2/2024, put 7/2/01 (daily demand notes)
500,000                       Irvine Improvement Bond Act 1915 Assessment District Number 9413,      VMIG1/A1+       500,000
                              3.10% due 9/2/2022 put 7/2/01 (LOC: Canadian Imperial Bank) (daily demand notes)
1,600,000                     Irvine Improvement Bond Act 1915 Limited Obligation Assessment         VMIG1/A1+       1,600,000
                              District, 3.10% due 9/2/2025, put 7/2/01 (daily demand notes)
1,500,000                     Irvine Ranch Water District Improvement District  Series A, 3.10%      P1/A1+          1,500,000
                              due 10/1/2010, put 7/2/01 (LOC: Landsbank Hessen - Thuringen Gi)
                              (daily demand notes)
1,000,000                     Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018,          Baa3/NR         1,122,250
                              pre-refunded 8/1/05
165,000                       Kern High School District, 7.00% due 8/1/2010  (ETM)                   A2/NR           199,878
680,000                       Kern High School District Series B, 9.00% due 8/1/2006  (ETM)          Aaa/AAA         850,041
250,000                       Los Angeles Certificates of Participation, 0% due 9/1/2003             A3/A            231,158
835,000                       Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009         NR/A            849,320
                              (Cinerama Dome Public Parking Project; Insured: ACA)
435,000                       Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010         NR/A            463,945
                              (Cinerama Dome Public Parking Project; Insured: ACA)
5,000                         Los Angeles Convention & Exhibition Center, 9.00% due 12/1/2020,       Aaa/AAA         6,138
                              pre-refunded 12/1/05
500,000                       Los Angeles County Certificates of Participation, 0% due 10/1/2001     Baa1/A-         495,280
245,000                       Los Angeles County Certificates of Participation, 0% due 10/1/2002     Baa1/A-         233,600
700,000                       Los Angeles County Certificates of Participation, 0% due 4/1/2003      Baa1/A-         652,085
40,000                        Los Angeles Department Water and Power Electric Plant Revenue          Aaa/A+          45,831
                              Crossover Refunding, 9.00% due 9/1/2004 pre-refunded 9/1/03
415,000                       Los Angeles Department Water and Power Electric Plant Revenue          Aa3/A+          469,535
                              Crossover Refunding, 9.00% due 9/1/2004
45,000                        Los Angeles Department Water and Power Electric Plant Revenue          Aaa/A+          51,221
                              Crossover Refunding, 9.00% due 9/1/2004  (ETM)
3,000,000                     Los Angeles Department Water and Power Revenue Series A, 5.25% due     Aaa/AAA         3,239,910
                              7/1/2011 (Insured: MBIA)
1,500,000                     Los Angeles Unified School District Certificate of Participation,      A2/A+           1,545,480
                              6.30% due 6/1/2002
375,000                       Marysville Hospital Revenue, 6.00% due 1/1/2004, pre-refunded          Aaa/AAA         399,300
                              1/1/03  (Freemont - Rideout Health Group Project; Insured: AMBAC)
485,000                       Mayers Memorial Hospital District Health Facilities Revenue Insured    NR/A+           505,055
                              Series A, 5.375% due 6/1/2009
1,300,000                     Metropolitan Water District South California Variable Series B-3,      VMIG1/A1+       1,300,000
                              3.10% due 7/1/2035 put 7/2/01 (daily demand notes)
1,205,000                     Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010        NR/A            1,239,330
                              (Villa Delaware Arroyo Project; Insured: ACA)
330,000                       New Haven USD Certificates of Participation, 7.30% due 12/1/2001       NR/A            331,238
355,000                       New Haven USD Certificates of Participation, 7.30% due 12/1/2002       NR/A            356,207
380,000                       New Haven USD Certificates of Participation, 7.40% due 12/1/2003       NR/A            381,322
410,000                       New Haven USD Certificates of Participation, 7.40% due 12/1/2004       NR/A            411,427
360,000                       Northern California Power Agency Public Power Revenue, 5.65% due       Baa2/A-         397,289
                              7/1/2007 (Geothermal Project 3 A) (ETM)
340,000                       Northern California Power Agency Public Power Revenue, 5.65% due       Baa2/A-         366,115
                              7/1/2007
90,000                        Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)      Aaa/AAA         90,789
1,000,000                     Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured:       Aaa/AAA         1,100,790
                              MBIA)
1,550,000                     Orange County Local Transportation Authority Sales Tax Revenue,        Aa2/AA+         1,606,141
                              5.70% due 2/15/2003
1,050,000                     Orange County Local Transportation Authority Sales Tax Revenue,        Aa2/AA+         1,086,645
                              5.75% due 2/15/2004
510,000                       Orange County Local Transportation Authority Sales Tax Revenue,        Aa2/AA+         562,183
                              6.00% due 2/15/2006
1,425,000                     Orange County Multi Family Housing Revenue, 5.60% due 10/1/2027,       NR/AAA          1,463,190
                              mandatory put 10/1/05 (Villa Santiago Rehab Project; Collateralized:
                              FNMA)
2,000,000                     Orange County Recovery Certificates of Participation Series A, 5.50%   Aaa/AAA         2,057,200
                              due 7/1/2002 (Insured: MBIA)
1,100,000                     Orange County Refunding Recovery, 5.10% due 6/1/2002 (Insured: MBIA)   Aaa/AAA         1,124,904
                              (ETM)
2,000,000                     Orange County Refunding Recovery, 6.50% due 6/1/2004 (Insured: MBIA)   Aaa/AAA         2,179,740
2,000,000                     Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)   Aaa/AAA         2,225,020
1,085,000                     Orange County Unrefunded Balance Refunding Recovery A, 5.20% due       Aaa/AAA         1,129,854
                              6/1/2003 (Insured: MBIA)
510,000                       Paramount Unified School District Certificates of Participation, 0%    Aaa/AAA         535,383
                              due 9/1/2014, converts to 6.85% 9/1/01 (Insured: FSA)
1,000,000                     Piedmont Unified School District Series B, 0% due 8/1/2013             Aa3/NR          547,330
1,000,000                     Pleasanton Unified School District Series B, 0% due 8/1/2016           Aaa/AAA         438,310
                              (Insured: MBIA)
580,000                       Pomona Unified School District General Obligation, 5.35% due           Aaa/AAA         618,495
                              2/1/2005 (Insured: MBIA)
340,000                       Pomona Unified School District General Obligation, 5.40% due           Aaa/AAA         366,146
                              8/1/2005 (Insured: MBIA)
320,000                       Pomona Unified School District Refunding Series A, 6.10% due           Aaa/AAA         364,435
                              2/1/2010 (Insured: MBIA)
500,000                       Richmond Joint Powers Financing Authority Revenue Series A, 5.20%      NR/A            526,285
                              due 5/15/2005
560,000                       Sacramento County Sanitation District Financing Authority Revenue      Aa3/AA          626,494
                              Series A, 5.75% due 12/1/2009
295,000                       Sacramento Financing Authority Series 1991, 6.30% due 11/1/2002        A2/A+           303,986
850,000                       Sacramento Multi Family Housing Revenue, 5.875% due 2/1/2008, put      NR/AAA          851,207
                              12/1/03 (Fairways 1 Apartments Project; Collateralized: FNMA)
2,000,000                     Salinas Redevelopment Agency Tax Allocation Series A, 0% due           Aaa/AAA         606,900
                              11/1/2022 (Insured: FSA)
175,000                       San Bernardino County Transportation Authority Sales Tax Revenue       Aaa/AAA         180,577
                              Series A, 6.00% due 3/1/2010 (Insured: FGIC) (ETM)
1,000,000                     San Bernardino Multi Family Housing Refunding, 4.45% due 5/1/2031,     NR/AAA          988,180
                              mandatory put 5/1/11 (Alberta Park Vista Apts A Project)
500,000                       San Diego County Certificates Participation Refunding, 6.50% due       A1/AA-          511,415
                              8/1/2007 (Interim Justice Facilities Project)
1,800,000                     San Diego County Water Authority Certificate of Participation,         Aa3/AA-         1,840,842
                              6.125% due 5/1/2003
1,000,000                     San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due           NR/A            1,059,000
                              8/1/2006 (Insured: ACA)
15,000                        San Francisco City and County Redevelopment Mortgage Revenue Series    Aaa/AAA         15,037
                              Sec. 8, 6.125% due 7/1/2002 (Insured: MBIA/FHA)
895,000                       San Joaquin County Certificates of Participation, 5.90% due 9/1/2003   A2/A-           951,170
                              (General Hospital Project)
2,200,000                     San Jose Evergreen Community College District Series C, 0% due         Aaa/AAA         1,353,638
                              9/1/2011 (Insured: AMBAC)
2,000,000                     Santa Ana Multi Family Housing Revenue Bonds Series B, 5.65% due       NR/AAA          2,053,380
                              11/1/2021, put 11/1/06 (Collateralized: FNMA)
500,000                       Santa Clara Certificates of Participation, 7.75% due 2/1/2002          Aaa/AAA         514,470
                              (Insured: MBIA)
575,000                       Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A,     NR/A            574,989
                              5.20% due 12/15/2013 (Insured: ACA)
750,000                       Snowline Joint Unified School District Certificates of                 NR/BBB          790,537
                              Participation, 7.25% due 4/1/2018, pre-refunded 4/01/02
1,435,000                     South Orange County Public Finance Authority Special Tax Revenue,      Aaa/AAA         1,627,706
                              7.00% due 9/1/2005 (Insured: MBIA)
190,000                       Southern California Public Power Authority Project Revenue             A2/A            190,040
                              Unrefunded Balance, 6.75% due 7/1/2001
1,970,000                     Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due      NR/AAA          2,043,028
                              8/1/2029, put 8/1/09 (Continental Gardens Project; Collateralized:
                              FNMA)
450,000                       Sunline Transit Agency Certificate of Participation California         A2/NR           461,966
                              Transit Finance Corporation Series A, 5.50% due 7/1/2002
1,000,000                     Tracy Certificates of Participation, 7.00% due 10/1/2027,              NR/NR           1,031,010
                              pre-refunded 10/1/01
1,600,000                     University of California Regents Certificates of Participation         Aaa/AAA         1,648,128
                              Series 1996, 5.45% due 6/1/2003 (Various Capital Projects; Insured:
                              MBIA)
870,000                       University of California Research Facilities Revenue, 5.25% due        NR/AA-          890,532
                              9/1/2002
800,000                       Walnut Valley Unified School District, 9.00% due 8/1/2006  (ETM)       Aaa/AAA         1,000,896
1,000,000                     Walnut Valley Unified School District, 8.75% due 8/1/2010  (ETM)       Aaa/AAA         1,346,640
245,000                       Walnut Valley Unified School District Series A, 6.70% due 8/1/2005     Aaa/AAA         275,353
                              (Insured: MBIA)
250,000                       Walnut Valley Unified School District Series A, 6.80% due 2/1/2007     Aaa/AAA         287,870
                              (Insured: MBIA)
250,000                       Walnut Valley Unified School District Series A, 6.90% due 2/1/2008     Aaa/AAA         292,090
                              (Insured: MBIA)
100,000                       Walnut Valley Unified School District Series A, 7.00% due 8/1/2008     Aaa/AAA         118,286
                              (Insured: MBIA)
450,000                       Washington Township Health Care District Revenue, 5.00% due 7/1/2009   A2/NR           458,321

                              TOTAL INVESTMENTS (Cost $95,212,897)                                                   $ 98,758,143

+                              Credit ratings are unaudited.
                              See notes to financial statements.



REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Thornburg Limited Tenn Municipal Fund, Inc. - California Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund, Inc. - California Portfolio (the "Fund") at June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended June 30, 1999 were audited by other independent accountants whose report dated July 27, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP


New York, New York
August 8, 2001


Index Comparisons
LIMITED TERM CALIFORNIA FUND
Index Comparison
Compares performance of Limited Term California Fund, the Lehman 5-Year General Obligation Bond Index and the Consumer Price Index for periods ending June 30, 2001. On June 30, 2001, the weighted average securities ratings of both the Index and the Fund were AA and the weighted average portfolio maturities of the Index and the Fund were 5.0 years and 4.5 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A Shares
Average Annual Total Returns (at max. offering price) (periods ending 6.30.01)
One year:                    4.42%
Five years:                  4.30%
Ten years:                   5.02%
Since inception (2.19.87)    5.51%

Class C Shares
Average Annual Total Returns (periods ending 6.30.01)
One year:                    5.49%
Five years:                  4.19%
From inception (9.1.94):     4.30%

Class I Shares
Average Annual Total Returns (at max. offering price) (periods ending 6.30.01)
One year:         6.28%
Three years:      4.36%
Since inception (4.1.97)     4.97%